Exhibit 10.04
[CONFIDENTIAL TREATMENT REQUESTED.
CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY
WITH THE COMMISSION.]
[ENGLISH TRANSLATION]
Amendment No. 4 to Framework
Agreement MD-2-317 dated
April, 11th, 2006
Amendment to the Framework Agreement (the “Amendment”)
entered into by and between
First Solar GmbH, Rheinstrasse 4N, 55116 Mainz (hereinafter referred to as “Company”), represented by the managing director with single signature authority, Mr. Stephan Hansen, (hereinafter referred to as “Company”)
and
Conergy AG, Anckelmannsplatz 1, D-20537 Hamburg (hereinafter referred to as “Buyer”) represented by the Chairman of the Board with single signature authority, Mr. Hans-Martin Rüter and the Member of the Board with joint signing authority, Dr. Edmund Stassen.

1.	Recitals

1.1	Company and Buyer entered into a Framework Agreement dated April 11, 2006 (the “Agreement”).

1.2	Company and Buyer desire to modify and amend the “Agreement” in No. 2.1, to reflect a particular aspect in the Price /Volume Table.

2.	Agreement

2.1.	Effective as of the date hereof, the amended and changed Price/Volume Table as outlined in the Appendix shall apply.

2.2	Company and Buyer hereby expressively consent to the changes and amendments to the Price/Volume Table.

2.3	This “Amendment” is intended to modify and amend the “Agreement.” Except as modified herein, the “Agreement” remains in full force and effect in its original form. In the event of any conflict between the “Agreement” and this “Amendment”, this “Amendment” shall control.

2.4	Defined terms for particular meanings not otherwise defined in this Amendment shall have the meanings ascribed to them in the “Agreement.”

/s/ Stephan Hansen First Solar GmbH
Stephan Hansen

/s/ Hans-Martin Rüter/Edmund Stassen Conergy AG Hans-Martin Rüter/Edmund Stassen

Appendix

Price/Volume Table (Appendix C)

Appendix C

Price/Volume Table

Quarterly Periods and Schedule Milestones

Quarter	Definition
Quarter 1	Calendar Week 1 through Week 13
Quarter 2	Calendar Week 14 through Week 26
Quarter 3	Calendar Week 27 through Week 39
Quarter 4	Calendar Week 40 through Week 52

Milestone	Time Schedule
Initial binding Quarterly Forecast For Four (4) Quarters	FS and Buyer to agree by 1-April-2006
Plus non-binding Fifth (5th) Quarter Target

Rolling binding Four (4) Quarter	FS and Buyer to agree 5 calendar days
Forecast Plus a non-binding Fifth	before the start of the next successive First (1st)
Quarter of the binding Four (4)	Quarter Forecast.
(5th) Quarter Target

If the Parties do not agree
otherwise the non-binding Fifth
(5th) Quarter Target
shall become the new binding
Fourth (4th) Quarter
Forecast

If the Parties do not agree otherwise the new non-binding	FS and Buyer to agree 5 calendar days
Fifth (5th) Quarter Target shall be determined based	before the start of the next successive First (1st)
on the equitable discretion of FS.Such equitable discretion shall be	Quarter of the binding Four (4) Quarter Forecast.
based on the new binding Fourth (4th) Quarter Forecast	FS and Buyer to agree by December 1
multiplied by a Quarterly Volume Adjustment Factor (x), such factor	of each annual period on the
(x) being within the range set forth below by defining a value in	Quarterly Volume Adjustment Factor
between a minimum x-value (xmin) and a maximum	(x) for the next annual period.
x-value (xmax) and considering the total amount of
the Target Kilowatt Volume per calendar year as defined below.

Additional Annual Volume Agreement	FS and Buyer to agree on 2006
Additional Annual Volume upon
execution of the Framework Agreement
and by December 1 of each successive
annual period for the next annual period.

Notice period prior to Delivery for Carriage as defined in Section	For volume ≤ [***] weeks
4 for Annual Additional Volume.	For volume > [***] weeks

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Appendix C

Price/Volume Table

Total Annual Amounts
Price / Volume Table C2	2007	2008	2009	2010	2011	2012

Module Price per Watt (€)	[***]	[***]	[***]	[***]	[***]	[***]

Target Kilowatt Volume (kW)	[***]	[***]	[***]	[***]	[***]	[***]
Target Average Module Power (W)	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Kilowatt Volume (kW)	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Average Module Power (W)	[***]	[***]	[***]	[***]	[***]	[***]
Additional Annual Volume (kW)
Bank Guarantee (Letter of Credit) (M€)	[***]*	[***]	[***] [***]	[***]	[***]	[***]

Payment Terms	2006	2007	2008	2009	2010	2011	2012

Payment Terms (Net days from date of FS invoice) as set forth in Section 7.	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Fifth Quarter Forecast	2006	2007	2008	2009	2010	2011	2012

Quarterly Volume Adjustment Factor (xmin < x < xmax)		[***]	[***]	[***]	[***]	[***]	[***]

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.